SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2003

IMCO RECYCLING INC.

(Exact name of Registrant as specified in charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 North O’Connor Blvd., Suite 1500 Central Tower at Williams Square Irving, Texas	75039 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 401-7200

EXPLANATORY NOTE

This Amendment on Form 8-K/A-1 of IMCO Recycling Inc. (the “Company”) amends the Company’s Form 8-K dated March 14, 2003 that was filed with the Securities and Exchange Commission on March 31, 2003, by amending and restating Item 7 thereof in its entirety.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired.

Audited financial statements for the three years ended December 31, 2002 of VAW-IMCO Guss und Recycling GmbH, Grevenbroich, Germany, including report of independent public accountants; balance sheets as of December 31, 2002 and 2001; statements of income, cash flows and shareholders’ equity for the years ended December 31, 2002, 2001 and 2000; and notes to such financial statements; are filed herewith as Exhibit 99.1 to this Form 8-K/A-1 and are incorporated herein by reference.

Note: In accordance with Section 2-02(e) of Regulation S-X promulgated by the Securities and Exchange Commission, the financial statements of VAW-IMCO Guss und Recycling GmbH referred to above and incorporated by reference herein contain a copy of the latest signed and dated accountants’ report issued by Arthur Andersen Wirtschaftsprüfungsgesellschaft Steuerberatungsgesellschaft mbH with respect to the years ended December 31, 2001 and 2000, and such report has not been reissued by Arthur Andersen Wirtschaftsprüfungsgesellschaft Steuerberatungsgesellschaft mbH.

(b)	Pro forma financial information.

•	Pro Forma Consolidated Unaudited Balance Sheet as of December 31, 2002 appears on page F-2 of this Form 8-K.

•	Pro Forma Consolidated Unaudited Statement of Operations for the year ended December 31, 2002 appears on page F-3 of this Form 8-K.

•	Notes to Pro Forma Consolidated Unaudited Financial Statements appear on page F-4 of this Form 8-K.

(c)	Exhibits.

2.1	**

Agreement dated March 14, 2003 by and among IMCO Recycling Holding B.V.,VAW-IMCO Guss and Recycling GmbH and Hydro Aluminium Deutschland GmbH. (Portions of this exhibit have been omitted pursuant to a request for confidential treatment.)

23.1	*	Consent of Ernst & Young AG Wirtschaftsprüfungsgesellschaft.

99.1	*

Audited financial statements for three years ended December 31, 2002 of VAW-IMCO Guss und Recycling GmbH, Grevenbroich, Germany, including report of independent public accountants; balance sheets as of December 31, 2002 and 2001; statements of income, cash flows and shareholders’ equity for the years ended December 31, 2002, 2001 and 2000; and notes to such financial statements.

**	Previously filed
*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCO RECYCLING INC.

/s/ Robert R. Holian
Robert R. Holian Senior Vice President and Controller

Dated: May 27, 2003

PRO FORMA FINANCIAL INFORMATION

The accompanying Pro Forma Consolidated Unaudited Financial Statements have been prepared by recording pro forma adjustments to the historical consolidated financial statements of the Company. The Pro Forma Consolidated Unaudited Balance Sheet as of December 31, 2002 has been prepared as if the March 2003 agreement for the redemption of the VAW-IMCO shares had been consummated as of December 31, 2002. The Pro Forma Consolidated Unaudited Statement of Operations for the year ended December 31, 2002 has been prepared as if the March 2003 agreement for the redemption of the VAW-IMCO shares had been consummated as of January 1, 2002. The VAW-IMCO historical financial statements as of December 31, 2002, were converted to US Dollars (USD) using the Federal Reserve Bank of New York rate on December 31, 2002, which was EUR 1.000 to USD 1.046.

The Pro Forma Consolidated Unaudited Financial Statements are not necessarily indicative of the financial position or results of operations that would have occurred had the transaction been effected on the assumed dates. Additionally, future results may vary significantly from the results reflected in the Pro Forma Consolidated Unaudited Statement of Operations due to normal fluctuations in operating levels, changes in prices, future transactions and other factors.

IMCO RECYCLING INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED UNAUDITED BALANCE SHEET

DECEMBER 31, 2002

(in thousands)

	IMCO HISTORICAL	VAW-IMCO HISTORICAL	PRO FORMA ADJUSTMENTS		PRO FORMA
ASSETS
Current Assets
Cash and cash equivalents	$6,875	$20,451	—		$27,326
Accounts receivable (net of allowance $1,523)	24,501	28,438	—		52,939
Inventories	42,730	23,609	—		66,339
Deferred income taxes	3,355	—	(1,016)	J	2,339
Other current assets	13,210	1,429	—		14,639

Total Current Assets	90,671	73,927	(1,016)		163,582

Property and equipment, net	187,451	29,899	(918)	A	216,432
Goodwill	51,118	—	941	B
			750	C
			15,158	D	67,967
Investments in joint ventures	17,467	—	918	A
			(17,400)	D	985
Other assets, net	4,703	305	(941)	B	4,067

	$351,410	$104,131	$(2,508)		$453,033

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$77,682	$20,297	$—		$97,979
Accrued liabilities	18,589	12,191	555	E	—
			(1,016)	J	30,319
Notes Payable	7,420	—	—		7,420
Current maturities of long-term debt	94,075	22,322	12,920	D	129,317

Total Current Liabilities	197,766	54,810	12,459		265,035

Long-term debt	14,550	527	19,379	D	34,456
Deferred income taxes	10,883	4,026	—		14,909
Pension & other long-term liabilities	11,347	10,374	750	C	22,471

STOCKHOLDERS’ EQUITY
Common stock	1,714	10,701	(10,701)	D	1,714
Additional paid-in capital	103,958	8,625	(8,625)	D	103,958
Deferred compensation	(3,099)	—	—		(3,099)
Retained earnings	46,218	15,215	(15,215)	D
			(555)	E	45,663
Accumulated other comprehensive loss	(9,830)	(147)	—		(9,977)
Treasury stock	(22,097)	—			(22,097)

Stockholders’ Equity	116,864	34,394	(35,096)		116,162

	$351,410	$104,131	$(2,508)		$453,033

See Notes to Pro Forma Condensed Consolidated Unaudited Financial Statements.

IMCO RECYCLING INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED UNAUDITED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

(in thousands, except per share data)

	IMCO HISTORICAL	VAW-IMCO HISTORICAL	PRO FORMA ADJUSTMENTS		PRO FORMA
Revenues	$687,168	$271,970	$—		$959,138
Cost of sales	640,696	248,899	5,231	F	894,826

Gross profits	46,472	23,071	(5,231)		64,312

Selling, general and administrative expense	26,549	15,433	(5,231)	F	36,751
Fees on receivables sale	1,698	—	—		1,698
Interest expense	9,727	1,812	882	G	12,421
Interest and other income	(367)	(2,234)	—		(2,601)
Equity in earnings of affiliates	(2,403)	—	2,181	H	(222)

Earnings (loss) before provision for (benefit from) income taxes and minority interests	11,268	8,060	(3,063)		16,265
Provision for (benefit from) income taxes	3,843	3,324	(327)	I	6,840

Earnings (loss) before minority interests	7,425	4,736	(2,736)		9,425
Minority interests, net of provision for income taxes	561	—	—		561

Earnings (loss) before cumulative effect of accounting change	6,864	4,736	(2,736)		8,864

Net earnings (loss) per common share:
Basic before cumulative effect of accounting change	$0.47				$0.61

Diluted before cumulative effect of accounting change	$0.47				$0.60

Weighted average shares outstanding:
Basic	14,548				14,548
Diluted	14,655				14,655

See Notes to Pro Forma Condensed Consolidated Unaudited Financial Statements.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED UNAUDITED FINANCIAL STATEMENTS

A)	Property, plant and equipment was reduced by $918,000 to adjust the value of furnace assets deemed acquired. In previous years, the Company had recorded technology fee income for furnaces sold to the then 50-percent-owned joint venture; the previous offset to this entry was the Company’s investment in a non-consolidated subsidiary account;
B)	Goodwill of approximately $941,000 was recorded resulting from organizational costs incurred by the Company in negotiating and evaluating the redeemed shares;
C)	A purchase price adjustment to goodwill for $750,000 was recorded to recognize half of the unrecognized loss in VAW-IMCO’s pension liability as of December 31, 2002;
D)	The Company recognized approximately $32,300,000 in redemption liability payable to Hydro Aluminium Deutschland GmbH (“HAD”), where two payments of approximately $6,460,000 were due in less than one year, and are reflected as current maturities. In addition, the Company eliminated its investment in a non-consolidated subsidiary and eliminated all previous equity from VAW-IMCO. The consideration described above and the obligations assumed were allocated to the following assets at their fair value: approximately $20,500,000 to cash, $28,400,000 to accounts receivable, net of an allowance for doubtful accounts, approximately $23,600,000 to inventories, and approximately $29,900,000 to property, plant and equipment. In conjunction with an insignificant amount assigned to other assets, these asset additions caused total assets of the Company to increase by approximately $104,000,000. The Company also assumed all of the obligations of VAW-IMCO which were recorded at their fair value. These included accounts payable and other accrued liabilities totaling approximately $32,500,000, approximately $22,300,000 in current maturities of long-term debt and approximately $500,000 in long-term debt. The Company also assumed a $10,400,000 liability for accrued pension costs and a deferred tax liability of approximately $4,000,000. The purchase price allocation described above resulted in the Company recording approximately $15,200,000 in goodwill.
E)	Interest expense of $555,000, net of tax, was accrued to be paid to HAD with the initial payment to be made as per the redemption agreement;
F)	To reflect an adjustment for shipping costs that VAW-IMCO identified as selling, general and administrative costs in their 2002 audited financial statements, that are classified as cost of goods sold for the Company;
G)	Interest expense on the redemption liability to HAD for the redemption price for its redeemed shares in the joint venture;
H)	Reversal of equity income the Company recorded in 2002;
I)	Represents the tax effect of the additional interest expense for the redemption liability;
J)	Reclassification of current deferred taxes.

INDEX TO EXHIBITS

2.1	**

Agreement dated March 14, 2003 by and among IMCO Recycling Holding B.V.,VAW-IMCO Guss and Recycling GmbH and Hydro Aluminium Deutschland GmbH. (Portions of this exhibit have been omitted pursuant to a request for confidential treatment.)

23.1	*	Consent of Ernst & Young AG Wirtschaftsprüfungsgesellschaft.

99.1	*

Audited financial statements for three years ended December 31, 2002 of VAW-IMCO Guss und Recycling GmbH, Grevenbroich, Germany, including report of independent public accountants; balance sheets as of December 31, 2002 and 2001; statements of income, cash flows and shareholders’ equity for the years ended December 31, 2002, 2001 and 2000; and notes to such financial statements.

**	Previously filed
*	Filed herewith